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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                      February 6, 1998 (February 6, 1998)
               (Date of Report (date of earliest event reported))


                              CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


            DELAWARE                    1-10308               06-0918165
  (State or other jurisdiction       (Commission          (I.R.S. Employer
of incorporation or organization)     File No.)        Identification Number)

              6 SYLVAN WAY
        PARSIPPANY, NEW JERSEY                                 07054
(Address of principal executive office)                      (Zip Code)


                                 (973) 428-9700
              (Registrant's telephone number, including area code)

                                     None

     (Former name, former address and former fiscal year, if applicable)

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Item 5.  Other Events

     This Current Report on Form 8-K is being filed by Cendant Corporation (the "Registrant") for purposes of incorporating by reference the exhibits listed in
Item 7 hereof in certain Registration Statements filed with the Securities and Exchange Commission.

Item 7.  Exhibits

Exhibit
  No.    Description
-------  -----------

 23.1 Consent of Deloitte & Touche LLP relating to the financial statements of Avis Rent A Car, Inc.

 99.1    Consolidated Annual Financial Statements of Avis Rent A Car, Inc.

 99.2 Consolidated Financial Statements of Avis Rent A Car, Inc. for the quarterly period ended September 30, 1997.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENDANT CORPORATION

                                            BY: /s/ Scott E. Forbes
                                                Scott E. Forbes
                                                Senior Vice President
                                                and Chief Accounting Officer

Date: February 6, 1998

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                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED FEBRUARY 6, 1998 (FEBRUARY 6, 1998)


                                 EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------

   23.1 Consent of Deloitte & Touche LLP relating to the financial statements of Avis Rent A Car, Inc.

   99.1       Consolidated Annual Financial Statements of Avis Rent A Car, Inc.

   99.2 Consolidated Financial Statements of Avis Rent A Car, Inc. for the quarterly period ended September 30, 1997.